Exhibit 99.1

West Corporation Reports Fourth Quarter and Full Year 2016 Results

and Provides 2017 Guidance

Company Posts Record Cash Flows from Operations

OMAHA, NE, February 1, 2017 – West Corporation (Nasdaq:WSTC), a global provider of communication and network infrastructure services, today announced its fourth quarter and full year 2016 results.

Select Financial Information

Unaudited, in millions except per share amounts	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2016	2015	% Change	2016	2015	% Change
Revenue	$567.4	$568.4	-0.2%	$2,292.0	$2,280.3	0.5%
Operating Income	102.7	105.0	-2.2%	444.2	456.5	-2.7%
Income from Continuing Operations	68.3	42.3	61.4%	193.4	190.9	1.3%
Earnings per Share from Continuing Operations - Diluted	0.80	0.50	60.0%	2.29	2.24	2.2%
Cash Flows from Continuing Operating Activities	126.7	127.5	-0.7%	428.3	410.8	4.3%
Cash Flows used in Continuing Investing Activities	(41.2)	(118.7)	-65.3%	(108.3)	(232.4)	-53.4%
Cash Flows used in Continuing Financing Activities	(88.4)	(23.5)	276.8%	(311.9)	(388.2)	-19.7%

Select Non-GAAP Financial Information1

Unaudited, in millions except per share amounts	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2016	2015	% Change	2016	2015	% Change
EBITDA from Continuing Operations	$151.8	$158.0	-4.0%	$640.7	$649.3	-1.3%
Adjusted EBITDA from Continuing Operations	164.9	165.1	-0.1%	664.1	676.1	-1.8%
Adjusted Operating Income	132.3	131.0	1.0%	534.2	551.8	-3.2%
Adjusted Income from Continuing Operations	64.5	63.7	1.4%	256.9	265.9	-3.4%
Adjusted Earnings per Share from Continuing Operations - Diluted	0.76	0.75	1.3%	3.04	3.11	-2.3%
Free Cash Flow from Continuing Operating Activities[2]	99.4	86.9	14.4%	301.7	274.0	10.1%

Dividend

The Company today also announced a $0.225 per common share dividend. The dividend is payable on March 2, 2017 to shareholders of record as of the close of business on February 21, 2017.

Fourth Quarter Operating Results

For the fourth quarter of 2016, revenue was $567.4 million, a decrease of 0.2 percent. Adjusted organic revenue growth5 slowed in the fourth quarter to 0.7 percent, primarily due to a decline in conferencing revenue.

Fourth quarter operating income was $102.7 million, a decrease of 2.2 percent. EBITDA1 declined 4.0 percent to $151.8 million. Operating income and EBITDA were negatively impacted by an $8.4 million restructuring charge due to a workforce reduction plan implemented in the quarter as part of strategic and cost savings initiatives. Adjusted operating income1 increased 1.0 percent to $132.2 million and Adjusted EBITDA1 was nearly flat at $164.9 million.

Income from continuing operations increased 61.4 percent to $68.3 million, primarily due to a decrease in the fourth quarter effective tax rate to negative 1.8 percent. This change resulted from a fourth quarter restructuring of foreign legal entities that lowered income tax expense (primarily deferred) on unremitted foreign earnings. Adjusted income from continuing operations1 was $64.5 million, an increase of 1.4 percent.

“West Corporation finished the year with a fourth quarter that was stronger than we expected,” said Tom Barker, chairman and chief executive officer. “Our consolidated revenue was down slightly primarily due to a decline in conferencing revenue. However, our four growth businesses (UCaaS, Safety Services, Interactive Services and Specialized Agent Services) grew 5.5 percent on an organic basis in the fourth quarter. Additionally, we had double-digit growth in free cash flow in the fourth quarter and full year. During the fourth quarter we also made changes to our cost structure that we expect to positively impact our results in 2017 and further strengthen West for the future.”

Fourth quarter results by segment were as follows:

•	Unified Communications Services revenue decreased 5 percent; adjusted organic growth[5] was negative 2.8 percent due to price compression and fewer minutes in conferencing, partially offset by low double-digit growth in the UCaaS business. Operating income decreased 20.7 percent due to the revenue decline and a restructuring charge incurred to better align expenses with expected revenue. Adjusted operating income[1] decreased 14.5 percent.

•	Safety Services revenue increased 3.9 percent; excluding acquisitions, revenue increased 3.5 percent, primarily due to growth from clients adopting new technologies, partially offset by lower equipment sales in the quarter. Operating income increased $11.0 million to $16.7 million due to revenue growth and cost savings initiatives, partially offset by a restructuring charge incurred as part of a strategic realignment of resources around growth initiatives. Adjusted operating income[1] increased $11.6 million to $23.7 million.

•	Interactive Services revenue increased 11.2 percent; excluding acquisitions, revenue increased 8.0 percent due to increased volumes from new and existing clients. Operating income increased 37.0 percent to $9.1 million and adjusted operating income[1] increased 21.2 percent to $15.0 million primarily due to revenue growth.

[1]	See Reconciliation of Non-GAAP Financial Measures below.
[2]	Free cash flow is calculated as cash flows from operating activities less cash capital expenditures.
[3]	Revenue growth attributable to acquired entities for the fourth quarter of 2016 includes Magnetic North, ClientTell, Synrevoice and 911 ETC. Revenue growth attributable to acquired entities for the full year 2016 includes SharpSchool, Magnetic North, ClientTell, Synrevoice and 911 ETC.
[4]	Based on loan covenants. Covenant loan ratio is debt net of cash and excludes accounts receivable securitization debt.
[5]	Adjusted organic growth, a non-GAAP metric, is provided on the Selected Financial Data tables and excludes revenue from acquired entities, revenue from previously disclosed lost clients and the estimated impact of foreign currency exchange rates. The Company believes adjusted organic growth provides a useful measure of growth in its ongoing business. Details of the Company’s revenue growth are presented in the Selected Financial Data table.

NM: Not Meaningful

•	Specialized Agent Services revenue increased 3.1 percent primarily due to growth in healthcare advocacy services partially offset by slower than historical recoveries in cost management services. Operating income declined $1.6 million to $4.6 million and adjusted operating income[1] declined $2.1 million primarily due to revenue mix and higher labor costs.

Full Year Operating Result Highlights

For the year ended December 31, 2016, revenue was $2,292.0 million, an increase of 0.5 percent. Adjusted organic revenue growth5 for 2016 was 2.3 percent.

Operating income in 2016 was $444.2 million, a decrease of 2.7 percent. EBITDA1 was $640.7 million, a decrease of 1.3 percent. Adjusted operating income1 was $534.2 million, a decrease of 3.2 percent.

Full year 2016 revenue results by segment were as follows:

•	Unified Communications Services revenue decreased 2.9 percent; adjusted organic growth[5] was 1.0 percent.

•	Safety Services revenue increased 5.3 percent; excluding acquisitions, revenue increase 5.2 percent.

•	Interactive Services revenue increased 13.2 percent; excluding acquisitions, revenue increased 6.9 percent.

•	Specialized Agent Services revenue increased 1.6 percent.

Balance Sheet, Cash Flow and Liquidity – 2016 Highlights

•	Cash flow from operations were $428.3 million, an increase of 4.3 percent, primarily due to lower cash tax payments.

•	Free cash flow[1,2] increased 10.1 percent to $301.7 million due to the increase in cash flows from operations and lower capital expenditures. The Company invested $126.6 million, or 5.5 percent of revenue, in capital expenditures.

•	4.45x net leverage (net debt to pro forma adjusted EBITDA ratio, as calculated pursuant to the Company’s senior secured term debt facilities4) down from 4.68x at December 31, 2015.

•	Repaid $191.1 million in debt; cash balance of $183.1 million at December 31, 2016.

“In 2016, West generated record operating cash flow. We deployed this cash toward repaying $191 million of our long-term debt, making two acquisitions for approximately $20 million and returning nearly $100 million to our shareholders in the form of dividends and stock repurchases,” said Jan Madsen, chief financial officer. “We also took steps to refinance our debt, ending the year with a more attractive maturity profile and decreased leverage ratio. We believe each of these steps is consistent with our focus on driving shareholder value and enhancing West’s financial flexibility.”

2017 Guidance

For 2017, the Company expects the results presented in the table below. This guidance assumes no acquisitions or changes in the current operating environment, capital structure or exchange rates. The two most significant exchange rates used for 2017 guidance are the British Pound Sterling at 1.25 and the Euro at 1.06. These foreign currency exchange rates, reflected in the guidance below, would negatively impact 2017 revenue by approximately $14 million and 2017 adjusted diluted earnings per share by $0.02 compared to 2016 rates.

In millions except per share amounts and leverage ratio
	2016 Actual	2017 Guidance
Revenue	$2,292.0	$2,286 - $2,362
Operating Income	444.2	$413 - $446
Net Income	193.4	$175 - $196
Earnings per Share - Diluted	2.29	$2.07 - $2.31
Cash Flows from Operating Activities	428.3	$380 - $420
Capital Expenditures	126.6	$100 - $130

Non-GAAP Metrics[1]
In millions except per share amounts
	2016 Actual	2017 Guidance
Adjusted EBITDA	$664.1	$639 - $672
Adjusted Operating Income	534.2	$500 - $532
Adjusted Net Income	256.9	$234 - $255
Adjusted Earnings per Share - Diluted	3.04	$2.76 - $3.00

“For 2017, including the negative impact of foreign currency exchange rates, we expect revenue in our conferencing and collaboration business to decrease 3-5 percent and revenue in our non-conferencing businesses to have mid- to high–single-digit growth. We expect double-digit growth in our UCaaS business; high-single-digit growth in Safety Services and Telecom Services; and mid- to high-single-digit growth in Interactive Services and Specialized Agent Services. Included across segments, we expect our healthcare practice to have high-single-digit growth,” said Tom Barker.

Conference Call

The Company will hold a conference call to discuss these topics on February 2, 2017 at 11:00 AM Eastern Time (10:00 AM Central Time). Investors may access the call by visiting the Financials section of the West Corporation website at www.west.com and clicking on the Webcast link. A replay of the call will be available on the Company’s website at www.west.com.

About West Corporation

West Corporation (Nasdaq:WSTC) is a global provider of communication and network infrastructure services. West helps its clients more effectively communicate, collaborate and connect with their audiences through a diverse portfolio of solutions that include unified communications services, safety services, interactive services such as automated notifications, telecom services and specialized agent services.

For 30 years, West has provided reliable, high-quality voice and data services. West has sales and operations in the United States, Canada, Europe, the Middle East, Asia Pacific and Latin America. For more information, please call 1-800-841-9000 or visit www.west.com.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only West’s current expectations and are not guarantees of future performance or results. These statements are subject to various risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include, but are not limited to, the strategic alternatives available to the Company and the ability to execute on strategic alternatives; competition in West’s highly competitive markets; increases in the cost of voice and data services or significant interruptions in these services; West’s ability to keep pace with its clients’ needs for rapid technological change and systems availability; the continued deployment and adoption of emerging technologies; the loss, financial difficulties or bankruptcy of any key clients; security and privacy breaches of the systems West uses to protect personal data; the effects of global economic trends on the businesses of West’s clients; the non-exclusive nature of West’s client contracts and the absence of revenue commitments; the cost of pending and future litigation; the cost of defending against intellectual property infringement claims; the effects of extensive regulation affecting many of West’s businesses; West’s ability to protect its proprietary information or technology; service interruptions to West’s data and operation centers; West’s ability to retain key personnel and attract a sufficient number of qualified employees; increases in labor costs and turnover rates; the political, economic and other conditions in the countries where West operates; changes in foreign exchange rates; West’s ability to complete future acquisitions, integrate or achieve the objectives of its recent and future acquisitions; and future impairments of our substantial goodwill, intangible assets, or other long-lived assets. In addition, West is subject to risks related to its level of indebtedness. Such risks include West’s ability to generate sufficient cash to service its indebtedness and fund its other liquidity needs; West’s ability to comply with covenants contained in its debt instruments; West’s ability to obtain additional financing; the incurrence of significant additional indebtedness by West and its subsidiaries; and the ability of West’s lenders to fulfill their lending commitments. West is also subject to other risk factors described in documents filed by the Company with the United States Securities and Exchange Commission.

These forward-looking statements speak only as of the date on which the statements were made. West undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

WEST CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, in thousands except per share data)

	Three Months Ended Dec. 31,
	2016	2015	% Change
Revenue	$567,380	$568,430	-0.2%
Cost of services	243,533	239,389	1.7%
Selling, general and administrative expenses	221,157	224,071	-1.3%

Operating income	102,690	104,970	-2.2%
Interest expense, net	35,290	38,411	-8.1%
Accelerated amortization of deferred financing costs	63	2,304	NM
Other expense (income), net	210	(1,178)	NM

Income from continuing operations before tax	67,127	65,433	2.6%
Income tax (benefit) expense attributed to continuing operations	(1,193)	23,093	NM

Income from continuing operations	68,320	42,340	61.4%
Income from discontinued operations, net of income taxes	—	19,935	NM

Net income	$68,320	$62,275	9.7%

Weighted average shares outstanding:
Basic	83,254	83,243
Diluted	84,967	84,809
Earnings per share - Basic:
Continuing operations	$0.82	$0.51	60.8%
Discontinued operations	—	0.24	NM

Total Earnings Per Share - Basic	$0.82	$0.75	9.3%

Earnings per share - Diluted:
Continuing operations	$0.80	$0.50	60.0%
Discontinued operations	—	0.24	NM

Total Earnings Per Share - Diluted	$0.80	$0.74	8.1%

SELECTED SEGMENT FINANCIAL DATA:

	Three Months Ended Dec. 31,
	2016	2015	% Change
Revenue:
Unified Communications Services	$340,033	$357,780	-5.0%
Safety Services	75,672	72,863	3.9%
Interactive Services	79,339	71,332	11.2%
Specialized Agent Services	75,414	73,143	3.1%
Intersegment eliminations	(3,078)	(6,688)	NM

Total	$567,380	$568,430	-0.2%

Depreciation:
Unified Communications Services	$17,128	$17,713	-3.3%
Safety Services	4,424	5,027	-12.0%
Interactive Services	4,360	3,978	9.6%
Specialized Agent Services	3,222	2,566	25.6%

Total	$29,134	$29,284	-0.5%

Amortization:
Unified Communications Services - SG&A	$2,910	$3,618	-19.6%
Safety Services - SG&A	3,625	5,436	-33.3%
Safety Services - COS	3,365	3,088	9.0%
Interactive Services - SG&A	5,306	4,512	17.6%
Specialized Agent Services - SG&A	4,605	5,411	-14.9%
Deferred financing costs	1,834	6,928	-73.5%

Total	$21,645	$28,993	-25.3%

Share-based compensation:
Unified Communications Services	$3,074	$3,399	-9.6%
Safety Services	865	973	-11.1%
Interactive Services	538	611	-11.9%
Specialized Agent Services	982	1,157	-15.1%

Total	$5,459	$6,140	-11.1%

Cost of services:
Unified Communications Services	$162,720	$163,296	-0.4%
Safety Services	24,379	27,441	-11.2%
Interactive Services	18,440	15,926	15.8%
Specialized Agent Services	39,603	37,400	5.9%
Intersegment eliminations	(1,609)	(4,674)	NM

Total	$243,533	$239,389	1.7%

Selling, general and administrative expenses:
Unified Communications Services	$107,354	$106,302	1.0%
Safety Services	34,582	39,718	-12.9%
Interactive Services	51,831	48,786	6.2%
Specialized Agent Services	31,169	29,544	5.5%
Corporate Other	(2,310)	1,735	NM
Intersegment eliminations	(1,469)	(2,014)	NM

Total	$221,157	$224,071	-1.3%

Operating income:
Unified Communications Services	$69,959	$88,182	-20.7%
Safety Services	16,711	5,704	193.0%
Interactive Services	9,068	6,620	37.0%
Specialized Agent Services	4,642	6,199	-25.1%
Corporate Other	2,310	(1,735)	NM

Total	$102,690	$104,970	-2.2%

Operating margin:
Unified Communications Services	20.6%	24.6%
Safety Services	22.1%	7.8%
Interactive Services	11.4%	9.3%
Specialized Agent Services	6.2%	8.5%

Total	18.1%	18.5%

SELECTED FINANCIAL DATA:

		Contribution
		to Rev. Growth
Changes in Revenue - 4Q16 compared to 4Q15:
Revenue for the three months ended Dec. 31, 2015	$568,430
Revenue from acquired entities[3]	3,244	0.6%
Revenue from previously disclosed lost client	(1,200)	-0.2%
Estimated impact of foreign currency exchange rates	(7,122)	-1.3%
Adjusted organic growth[5]	4,028	0.7%

Revenue for the three months ended Dec. 31, 2016	$567,380	-0.2%

WEST CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, in thousands except per share data)

	Year Ended Dec. 31,
	2016	2015	% Change
Revenue	$2,291,963	$2,280,259	0.5%
Cost of services	981,788	970,693	1.1%
Selling, general and administrative expenses	865,961	853,116	1.5%

Operating income	444,214	456,450	-2.7%
Interest expense, net	148,279	154,068	-3.8%
Accelerated amortization of deferred financing costs	36,532	2,304	NM
Other expense (income), net	(409)	1,405	NM

Income from continuing operations before tax	259,812	298,673	-13.0%
Income tax expense attributed to continuing operations	66,423	107,757	-38.4%

Income from continuing operations	193,389	190,916	1.3%
Income from discontinued operations, net of income taxes	—	50,924	NM

Net income	$193,389	$241,840	-20.0%

Weighted average shares outstanding:
Basic	82,969	83,420
Diluted	84,599	85,394
Earnings per share - Basic:
Continuing operations	$2.33	$2.29	1.7%
Discontinued operations	—	0.61	NM

Total Earnings Per Share - Basic	$2.33	$2.90	-19.7%

Earnings per share - Diluted:
Continuing operations	$2.29	$2.24	2.2%
Discontinued operations	—	0.59	NM

Total Earnings Per Share - Diluted	$2.29	$2.83	-19.1%

SELECTED SEGMENT FINANCIAL DATA:

	Year Ended Dec. 31,
	2016	2015	% Change
Revenue:
Unified Communications Services	$1,425,281	$1,467,711	-2.9%
Safety Services	296,320	281,391	5.3%
Interactive Services	300,739	265,664	13.2%
Specialized Agent Services	281,542	276,983	1.6%
Intersegment eliminations	(11,919)	(11,490)	NM

Total	$2,291,963	$2,280,259	0.5%

Depreciation:
Unified Communications Services	$69,371	$69,769	-0.6%
Safety Services	17,481	18,847	-7.2%
Interactive Services	16,390	14,385	13.9%
Specialized Agent Services	11,861	8,213	44.4%

Total	$115,103	$111,214	3.5%

Amortization:
Unified Communications Services - SG&A	$13,000	$13,414	-3.1%
Safety Services - SG&A	14,139	19,055	-25.8%
Safety Services - COS	13,048	12,592	3.6%
Interactive Services - SG&A	21,005	16,210	29.6%
Specialized Agent Services - SG&A	18,387	19,779	-7.0%
Deferred financing costs	48,342	21,945	120.3%

Total	$127,921	$102,995	24.2%

Share-based compensation:
Unified Communications Services	$14,330	$13,119	9.2%
Safety Services	4,061	3,697	9.8%
Interactive Services	2,533	2,328	8.8%
Specialized Agent Services	4,464	3,781	18.1%

Total	$25,388	$22,925	10.7%

Cost of services:
Unified Communications Services	$673,735	$673,475	0.0%
Safety Services	103,304	108,742	-5.0%
Interactive Services	68,348	59,125	15.6%
Specialized Agent Services	142,880	135,672	5.3%
Intersegment eliminations	(6,479)	(6,321)	NM

Total	$981,788	$970,693	1.1%

Selling, general and administrative expenses:
Unified Communications Services	$424,351	$416,386	1.9%
Safety Services	138,313	150,241	-7.9%
Interactive Services	201,760	181,495	11.2%
Specialized Agent Services	122,224	110,843	10.3%
Corporate Other	(15,247)	(680)	NM
Intersegment eliminations	(5,440)	(5,169)	NM

Total	$865,961	$853,116	1.5%

Operating income:
Unified Communications Services	$327,195	$377,850	-13.4%
Safety Services	54,703	22,408	144.1%
Interactive Services	30,631	25,044	22.3%
Specialized Agent Services	16,438	30,468	-46.0%
Corporate Other	15,247	680	NM

Total	$444,214	$456,450	-2.7%

Operating margin:
Unified Communications Services	23.0%	25.7%
Safety Services	18.5%	8.0%
Interactive Services	10.2%	9.4%
Specialized Agent Services	5.8%	11.0%

Total	19.4%	20.0%

SELECTED FINANCIAL DATA:

		Contribution
		to Rev. Growth
Changes in Revenue - 2016 compared to 2015:
Revenue for the year 2015	$2,280,259
Revenue from acquired entities[3]	24,194	1.1%
Revenue from two previously disclosed lost clients	(45,700)	-2.0%
Estimated impact of foreign currency exchange rates	(18,546)	-0.8%
Adjusted organic growth[5]	51,756	2.3%

Revenue for the year 2016	$2,291,963	0.5%

WEST CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	December 31,	December 31,	%
	2016	2015	Change
Assets:
Current assets:
Cash and cash equivalents	$183,059	$182,338	0.4%
Trust and restricted cash	20,141	19,829	1.6%
Accounts receivable, net	369,068	373,087	-1.1%
Income taxes receivable	4,366	19,332	-77.4%
Prepaid assets	40,886	43,093	-5.1%
Deferred expenses	44,886	65,781	-31.8%
Other current assets	31,889	22,040	44.7%
Assets held for sale	—	17,672	NM

Total current assets	694,295	743,172	-6.6%
Property and Equipment:
Property and equipment	1,088,205	1,053,678	3.3%
Accumulated depreciation and amortization	(755,754)	(718,834)	5.1%

Net property and equipment	332,451	334,844	-0.7%
Goodwill	1,916,192	1,915,690	0.0%
Intangible assets, net	315,474	370,021	-14.7%
Other assets	182,426	191,490	-4.7%

Total assets	$3,440,838	$3,555,217	-3.2%

Liabilities and Stockholders’ Deficit:
Current Liabilities:
Accounts payable	$78,881	$92,935	-15.1%
Deferred revenue	151,148	161,828	-6.6%
Accrued expenses	224,871	219,234	2.6%
Current maturities of long-term debt	39,709	24,375	62.9%

Total current liabilities	494,609	498,372	-0.8%
Long-term obligations	3,129,963	3,318,688	-5.7%
Deferred income taxes	88,864	104,222	-14.7%
Other long-term liabilities	169,251	186,073	-9.0%

Total liabilities	3,882,687	4,107,355	-5.5%
Stockholders’ Deficit:
Common stock	86	85	1.2%
Additional paid-in capital	2,223,379	2,193,193	1.4%
Retained deficit	(2,490,455)	(2,607,415)	-4.5%
Accumulated other comprehensive loss	(87,633)	(72,736)	20.5%
Treasury stock at cost	(87,226)	(65,265)	33.6%

Total stockholders’ deficit	(441,849)	(552,138)	-20.0%

Total liabilities and stockholders’ deficit	$3,440,838	$3,555,217	-3.2%

Reconciliation of Non-GAAP Financial Measures

Adjusted Operating Income Reconciliation

Adjusted operating income is not a measure of financial performance under generally accepted accounting principles (“GAAP”). The Company believes adjusted operating income provides a relevant measure of operating profitability and a useful basis for evaluating the ongoing operations of the Company. Adjusted operating income is used by the Company to assess operating income before the impact of acquisitions and acquisition-related costs and certain non-cash items. Adjusted operating income is used by the Company as a benchmark for performance and compensation by certain executives. Adjusted operating income should not be considered in isolation or as a substitute for operating income or other profitability data prepared in accordance with GAAP. Adjusted operating income, as presented, may not be comparable to similarly titled measures of other companies. Set forth below is a reconciliation of adjusted operating income from operating income.

Please note: Adjustments were made to third quarter 2016 M&A and acquisition-related costs for the Safety Services and Specialized Agent Services segments. On a consolidated basis, these adjustments totaled $0.1 million. Full year results shown in the tables below reflect these adjustments.

Reconciliation of Adjusted Operating Income from Operating Income

Unaudited, in thousands
	Three Months Ended Dec. 31,
	2016	2015	% Change
Consolidated:
Operating income	$102,690	$104,970	-2.2%
Amortization of acquired intangible assets	16,446	18,977	-13.3%
Share-based compensation	5,459	6,140	-11.1%
Secondary equity offering expense	—	(186)	NM
Significant restructuring	8,423	—	NM
Gain on sale of real estate	(1,101)	—	NM
M&A and acquisition-related costs	375	1,097	-65.8%

Adjusted operating income	$132,292	$130,998	1.0%

Adjusted operating income margin	23.3%	23.0%
Unified Communications Services:
Operating income	$69,959	$88,182	-20.7%
Amortization of acquired intangible assets	2,910	3,618	-19.6%
Share-based compensation	3,074	3,399	-9.6%
Secondary equity offering expense	—	(94)	NM
Significant restructuring	5,482	—	NM
M&A and acquisition-related costs	347	483	-28.2%

Adjusted operating income	$81,772	$95,588	-14.5%

Adjusted operating income margin	24.0%	26.7%
Safety Services:
Operating income	$16,711	$5,704	193.0%
Amortization of acquired intangible assets	3,625	5,436	-33.3%
Share-based compensation	865	973	-11.1%
Secondary equity offering expense	—	(59)	NM
Significant restructuring	2,373	—	NM
M&A and acquisition-related costs	80	—	NM

Adjusted operating income	$23,654	$12,054	96.2%

Adjusted operating income margin	31.3%	16.5%
Interactive Services:
Operating income	$9,068	$6,620	37.0%
Amortization of acquired intangible assets	5,306	4,512	17.6%
Share-based compensation	538	611	-11.9%
Secondary equity offering expense	—	(13)	NM
Significant restructuring	97	—	NM
M&A and acquisition-related costs	(52)	612	NM

Adjusted operating income	$14,957	$12,342	21.2%

Adjusted operating income margin	18.9%	17.3%
Specialized Agent Services:
Operating income	$4,642	$6,199	-25.1%
Amortization of acquired intangible assets	4,605	5,411	-14.9%
Share-based compensation	982	1,157	-15.1%
Secondary equity offering expense	—	(19)	NM
Significant restructuring	433	—	NM

Adjusted operating income	$10,662	$12,748	-16.4%

Adjusted operating income margin	14.1%	17.4%
Corporate Other:
Operating income (loss)	$2,310	$(1,735)
Secondary equity offering expense	—	(1)
Gain on sale of real estate	(1,101)	—
Significant restructuring	38	—
M&A and acquisition-related costs	—	2

Adjusted operating income (loss)	$1,247	$(1,734)

Reconciliation of Adjusted Operating Income from Operating Income

Unaudited, in thousands
	Year Ended Dec. 31,
	2016	2015	% Change
Consolidated:
Operating income	$444,214	$456,450	-2.7%
Amortization of acquired intangible assets	66,531	68,458	-2.8%
Share-based compensation	25,388	22,925	10.7%
Secondary equity offering expense	—	855	NM
Significant restructuring	8,423	—	NM
Gain on sale of real estate	(14,064)	—	NM
M&A and acquisition-related costs	3,745	3,074	21.8%

Adjusted operating income	$534,237	$551,762	-3.2%

Adjusted operating income margin	23.3%	24.2%
Unified Communications Services:
Operating income	$327,195	$377,850	-13.4%
Amortization of acquired intangible assets	13,000	13,414	-3.1%
Share-based compensation	14,330	13,119	9.2%
Secondary equity offering expense	—	153	NM
Significant restructuring	5,482	—	NM
M&A and acquisition-related costs	1,659	485	NM

Adjusted operating income	$361,666	$405,021	-10.7%

Adjusted operating income margin	25.4%	27.6%
Safety Services:
Operating income	$54,703	$22,408	144.1%
Amortization of acquired intangible assets	14,139	19,055	-25.8%
Share-based compensation	4,061	3,697	9.8%
Secondary equity offering expense	—	19	NM
Significant restructuring	2,373	—	NM
M&A and acquisition-related costs	3,653	—	NM

Adjusted operating income	$78,929	$45,179	74.7%

Adjusted operating income margin	26.6%	16.1%
Interactive Services:
Operating income	$30,631	$25,044	22.3%
Amortization of acquired intangible assets	21,005	16,210	29.6%
Share-based compensation	2,533	2,328	8.8%
Secondary equity offering expense	—	22	NM
Significant restructuring	97	—	NM
M&A and acquisition-related costs	2,122	2,353	-9.8%

Adjusted operating income	$56,388	$45,957	22.7%

Adjusted operating income margin	18.7%	17.3%
Specialized Agent Services:
Operating income	$16,438	$30,468	-46.0%
Amortization of acquired intangible assets	18,387	19,779	-7.0%
Share-based compensation	4,464	3,781	18.1%
Secondary equity offering expense	—	31	NM
Significant restructuring	433	—	NM
M&A and acquisition-related costs	(3,689)	150	NM

Adjusted operating income	$36,033	$54,209	-33.5%

Adjusted operating income margin	12.8%	19.6%
Corporate Other:
Operating income	$15,247	$680
Secondary equity offering expense	—	630
Gain on sale of real estate	(14,064)	—
Significant restructuring	38	—
M&A and acquisition-related costs	—	86

Adjusted operating income	$1,221	$1,396

Adjusted Net Income, Adjusted Income from Continuing Operations and Adjusted Earnings per Share Reconciliation

Adjusted net income, adjusted income from continuing operations and adjusted earnings per share (EPS) are non-GAAP measures. The Company believes these measures provide a useful indication of profitability and basis for assessing the operations of the Company without the impact of bond redemption premiums, acquisitions and acquisition-related costs, significant restructuring costs and certain non-cash items. Adjusted net income and adjusted income from continuing operations should not be considered in isolation or as a substitute for net income or other profitability metrics prepared in accordance with GAAP. Adjusted net income and adjusted income from continuing operations, as presented, may not be comparable to similarly titled measures of other companies. The Company utilizes these non-GAAP measures to make decisions about the use of resources, analyze performance, measure management’s performance with stated objectives and compensate management relative to the achievement of such objectives. Set forth below is a reconciliation of adjusted income from continuing operations from income from continuing operations and adjusted net income from net income.

Please note: Adjustments were made to third quarter 2016 M&A and acquisition-related costs for the Safety Services and Specialized Agent Services segments. On a consolidated basis, these adjustments totaled $0.1 million. Full year results shown in the tables below reflect these adjustments.

Reconciliation of Adj. Income from Continuing Ops from Income from Continuing Ops and Adjusted Net Income from Net Income

Unaudited, in thousands except per share data
CONTINUING OPERATIONS	Three Months Ended Dec. 31,
	2016	2015	% Change
Income from continuing operations	$68,320	$42,340	61.4%
Amortization of acquired intangible assets	16,446	18,977
Amortization of deferred financing costs	1,834	6,928
Interest rate swap ineffectiveness	(1,130)	—
Share-based compensation	5,459	6,140
Secondary equity offering expense	—	(186)
Gain on sale of real estate	(1,101)	—
Significant restructuring	8,423	—
M&A and acquisition-related costs	375	1,097

Pre-tax total	30,306	32,956
Income tax expense on adjustments	11,049	11,630
Foreign entity restructuring tax benefit	(23,046)	—

Adjusted income from continuing operations	$64,531	$63,666	1.4%

Diluted shares outstanding	84,967	84,809
Adjusted EPS from continuing operations - diluted	$0.76	$0.75	1.3%

DISCONTINUED OPERATIONS	Three Months Ended Dec. 31,
	2016	2015
Income from discontinued operations	$—	$19,935

Adjusted income from discontinued operations	$—	$19,935

Diluted shares outstanding	84,967	84,809
Adjusted EPS from discontinued operations - diluted	$—	$0.24

CONSOLIDATED	Three Months Ended Dec. 31,
	2016	2015	% Change
Net income	$68,320	$62,275	9.7%
Amortization of acquired intangible assets	16,446	18,977
Amortization of deferred financing costs	1,834	6,928
Interest rate swap ineffectiveness	(1,130)	—
Share-based compensation	5,459	6,140
Secondary equity offering expense	—	(186)
Gain on sale of real estate	(1,101)	—
Significant restructuring	8,423	—
M&A and acquisition-related costs	375	1,097

Pre-tax total	30,306	32,956
Income tax expense on adjustments	11,049	11,630
Foreign entity restructuring tax benefit	(23,046)	—

Adjusted net income	$64,531	$83,601	-22.8%

Diluted shares outstanding	84,967	84,809
Adjusted EPS - diluted	$0.76	$0.99	-23.2%

Reconciliation of Adj. Income from Continuing Ops from Income from Continuing Ops and Adjusted Net Income from Net Income

Unaudited, in thousands except per share data
CONTINUING OPERATIONS	Year Ended Dec. 31,
	2016	2015	% Change
Income from continuing operations	$193,389	$190,916	1.3%
Amortization of acquired intangible assets	66,531	68,458
Amortization of deferred financing costs	48,342	21,945
Interest rate swap ineffectiveness	(1,130)	—
Share-based compensation	25,388	22,925
Secondary equity offering expense	—	855
Gain on sale of real estate	(14,064)	—
Significant restructuring	8,423	—
M&A and acquisition-related costs	3,745	3,074

Pre-tax total	137,235	117,257
Income tax expense on adjustments	50,634	42,306
Foreign entity restructuring tax benefit	(23,046)	—

Adjusted income from continuing operations	$256,944	$265,867	-3.4%

Diluted shares outstanding	84,599	85,394
Adjusted EPS from continuing operations - diluted	$3.04	$3.11	-2.3%

DISCONTINUED OPERATIONS	Year Ended Dec. 31,
	2016	2015
Income from discontinued operations	$—	$50,924
Amortization of acquired intangible assets	—	41
Share-based compensation	—	1,576
M&A and acquisition-related costs	—	386

Pre-tax total	—	2,003
Income tax benefit on adjustments	—	(15)

Adjusted income from discontinued operations	$—	$52,942

Diluted shares outstanding	84,599	85,394
Adjusted EPS from discontinued operations - diluted	$—	$0.62

CONSOLIDATED	Year Ended Dec. 31,
	2016	2015	% Change
Net income	$193,389	$241,840	-20.0%
Amortization of acquired intangible assets	66,531	68,499
Amortization of deferred financing costs	48,342	21,945
Interest rate swap ineffectiveness	(1,130)	—
Share-based compensation	25,388	24,501
Secondary equity offering expense	—	855
Gain on sale of real estate	(14,064)	—
Significant restructuring	8,423	—
M&A and acquisition-related costs	3,745	3,460

Pre-tax total	137,235	119,260
Income tax expense on adjustments	50,634	42,291
Foreign entity restructuring tax benefit	(23,046)	—

Adjusted net income	$256,944	$318,809	-19.4%

Diluted shares outstanding	84,599	85,394
Adjusted EPS - diluted	$3.04	$3.73	-18.5%

Free Cash Flow Reconciliation

The Company believes free cash flow provides a relevant measure of liquidity and a useful basis for assessing the Company’s ability to fund its activities, including the financing of acquisitions, debt service, stock repurchases and distribution of earnings to shareholders. Free cash flow is calculated as cash flows from operating activities less cash capital expenditures. Free cash flow is not a measure of financial performance under GAAP. Free cash flow should not be considered in isolation or as a substitute for cash flows from operating activities or other liquidity measures prepared in accordance with GAAP. Free cash flow, as presented, may not be comparable to similarly titled measures of other companies. Set forth below is a reconciliation of free cash flow from cash flows from operating activities.

Reconciliation of Free Cash Flow from Operating Cash Flow

Unaudited, in thousands
CONTINUING OPERATIONS	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2016	2015	% Change	2016	2015	% Change
Cash flows from operating activities	$126,673	$127,547	-0.7%	$428,275	$410,768	4.3%
Cash capital expenditures	27,278	40,628	-32.9%	126,581	136,810	-7.5%

Free cash flow	$99,395	$86,919	14.4%	$301,694	$273,958	10.1%

DISCONTINUED OPERATIONS	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2016	2015		2016	2015
Cash flows from (used in) operating activities	$—	$15,419		$—	$7,222
Cash capital expenditures	—	—		—	1,930

Free cash flow	$—	$15,419		$—	$5,292

CONSOLIDATED	Three Months Ended Dec. 31,			Year Ended Dec. 31,
	2016	2015	% Change	2016	2015	% Change
Cash flows from operating activities	$126,673	$142,966	-11.4%	$428,275	$417,990	2.5%
Cash capital expenditures	27,278	40,628	-32.9%	126,581	138,740	-8.8%

Free cash flow	$99,395	$102,338	-2.9%	$301,694	$279,250	8.0%

EBITDA and Adjusted EBITDA Reconciliation

The common definition of EBITDA is “Earnings Before Interest Expense, Taxes, Depreciation and Amortization.” In evaluating liquidity and performance, the Company uses “Adjusted EBITDA.” The Company defines Adjusted EBITDA as earnings before interest expense, share-based compensation, taxes, depreciation and amortization, gain on assets held for sale and transaction costs. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP. Although the Company uses Adjusted EBITDA as a measure of its liquidity and performance, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as depreciation, amortization and interest, necessary to operate the business. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flow from operating activities or other income or cash flow data prepared in accordance with GAAP. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here as the Company understands investors use it as a measure of its historical ability to service debt and compliance with covenants in its senior credit facilities. Further, Adjusted EBITDA is presented here as the Company uses it to measure its performance and to conduct and evaluate its business during its regular review of operating results for the periods presented. Set forth below is a reconciliation of EBITDA and Adjusted EBITDA from cash flow from operating activities and net income.

Please note: Adjustments were made to third quarter 2016 M&A and acquisition-related costs for the Safety Services and Specialized Agent Services segments. On a consolidated basis, these adjustments totaled $0.1 million. Full year results shown in the tables below reflect these adjustments.

Reconciliation of EBITDA and Adjusted EBITDA from Operating Cash Flow

Unaudited, in thousands
CONTINUING OPERATIONS	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Cash flows from operating activities	$126,673	$127,547	$428,275	$410,768
Income tax expense (benefit)	(1,193)	23,093	66,423	107,757
Deferred income tax benefit (expense)	14,828	(14,888)	30,211	(8,930)
Interest expense and other financing charges	35,685	41,236	186,160	158,356
Provision for share-based compensation	(5,459)	(6,140)	(25,388)	(22,925)
Amortization of deferred financing costs	(1,834)	(6,928)	(48,342)	(21,945)
Gain on sale of real estate	1,101	—	14,064	—
Other	(322)	(448)	(1,512)	(672)
Changes in operating assets and liabilities, net of business acquisitions	(17,722)	(5,454)	(9,237)	26,884

EBITDA	151,757	158,018	640,654	649,293
Provision for share-based compensation	5,459	6,140	25,388	22,925
Secondary equity offering expense	—	(186)	—	855
Gain on sale of real estate	(1,101)	—	(14,064)	—
Significant restructuring	8,423	—	8,423	—
M&A and acquisition-related costs	375	1,097	3,745	3,074

Adjusted EBITDA	$164,913	$165,069	$664,146	$676,147

Cash flows from operating activities	$126,673	$127,547	$428,275	$410,768
Cash flows used in investing activities	$(41,196)	$(118,651)	$(108,263)	$(232,433)
Cash flows used in financing activities	$(88,376)	$(23,453)	$(311,911)	$(388,243)

DISCONTINUED OPERATIONS	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Cash flows from operating activities	$—	$15,419	$—	$7,222
Income tax expense	—	(19,717)	—	(372)
Deferred income tax expense	—	4,516	—	2,223
Provision for share-based compensation	—	—	—	(1,576)
Other	—	—	—	29,596
Changes in operating assets and liabilities, net of business acquisitions	—	—	—	13,500

EBITDA	—	218	—	50,593
Provision for share-based compensation	—	—	—	1,576
M&A and acquisition-related costs	—	—	—	386
Gain on sale of business	—	(182)	—	(46,838)

Adjusted EBITDA	$—	$36	$—	$5,717

Cash flows used in operating activities	$—	$15,419	$—	$7,222
Cash flows from investing activities	$—	$—	$—	$275,815
Cash flows used in financing activities	$—	$—	$—	$—

Reconciliation of EBITDA and Adjusted EBITDA from Operating Cash Flow, cont.

CONSOLIDATED	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Cash flows from operating activities	$126,673	$142,966	$428,275	$417,990
Income tax expense (benefit)	(1,193)	3,376	66,423	107,385
Deferred income tax expense	14,828	(10,372)	30,211	(6,707)
Interest expense and other financing charges	35,685	41,236	186,160	158,356
Provision for share-based compensation	(5,459)	(6,140)	(25,388)	(24,501)
Amortization of deferred financing costs	(1,834)	(6,928)	(48,342)	(21,945)
Gain on sale of real estate	1,101	—	14,064	—
Other	(322)	(448)	(1,512)	28,924
Changes in operating assets and liabilities, net of business acquisitions	(17,722)	(5,454)	(9,237)	40,384

EBITDA	151,757	158,236	640,654	699,886
Provision for share-based compensation	5,459	6,140	25,388	24,501
Secondary equity offering expense	—	(186)	—	855
Gain on sale of real estate	(1,101)	—	(14,064)	—
Significant restructuring	8,423	—	8,423	—
M&A and acquisition-related costs	375	1,097	3,745	3,460
Gain on sale of business	—	(182)	—	(46,838)

Adjusted EBITDA	$164,913	$165,105	$664,146	$681,864

CONSOLIDATED
Cash flows from operating activities	$126,673	$142,966	$428,275	$417,990
Cash flows from (used in) investing activities	$(41,196)	$(118,651)	$(108,263)	$43,382
Cash flows used in financing activities	$(88,376)	$(23,453)	$(311,911)	$(388,243)

Reconciliation of EBITDA and Adjusted EBITDA from Net Income

Unaudited, in thousands
CONTINUING OPERATIONS	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Income from continuing operations	$68,320	$42,340	$193,389	$190,916
Interest expense and other financing charges	35,685	41,236	186,160	158,356
Depreciation and amortization	48,945	51,349	194,682	192,264
Income tax expense (benefit)	(1,193)	23,093	66,423	107,757

EBITDA	151,757	158,018	640,654	649,293
Provision for share-based compensation	5,459	6,140	25,388	22,925
Secondary equity offering expense	—	(186)	—	855
Gain on sale of real estate	(1,101)	—	(14,064)	—
Significant restructuring	8,423	—	8,423	—
M&A and acquisition-related costs	375	1,097	3,745	3,074

Adjusted EBITDA	$164,913	$165,069	$664,146	$676,147

DISCONTINUED OPERATIONS	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Income from discontinued operations	$—	$19,935	$—	$50,924
Depreciation and amortization	—	—	—	41
Income tax expense	—	(19,717)	—	(372)

EBITDA	—	218	—	50,593
Provision for share-based compensation	—	—	—	1,576
M&A and acquisition-related costs	—	—	—	386
Gain on sale of business	—	(182)	—	(46,838)

Adjusted EBITDA	$—	$36	$—	$5,717

CONSOLIDATED	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2016	2015	2016	2015
Net income	$68,320	$62,275	$193,389	$241,840
Interest expense and other financing charges	35,685	41,236	186,160	158,356
Depreciation and amortization	48,945	51,349	194,682	192,305
Income tax expense (benefit)	(1,193)	3,376	66,423	107,385

EBITDA	151,757	158,236	640,654	699,886
Provision for share-based compensation	5,459	6,140	25,388	24,501
Secondary equity offering expense	—	(186)	—	855
Gain on sale of real estate	(1,101)	—	(14,064)	—
Significant restructuring	8,423	—	8,423	—
M&A and acquisition-related costs	375	1,097	3,745	3,460
Gain on sale of business	—	(182)	—	(46,838)

Adjusted EBITDA	$164,913	$165,105	$664,146	$681,864

Non-GAAP Metrics used in 2017 Guidance

Ranges are shown for each line item. Totals may not foot.

In millions except per share amounts

Reconciliation of Adjusted EBITDA from Operating Income

	2017 Guidance
	Min (low)		Max (high)
Operating income	$413	—	$446
Depreciation and amortization	195	—	196
Other income	2	—	2

EBITDA	$610	—	$644
Provision for share-based compensation	27	—	27
M&A and acquisition-related costs	2	—	2

Adjusted EBITDA	$639	—	$672

Reconciliation of Adj. Operating Income from Operating Income

	2017 Guidance
	Min (low)		Max (high)
Operating income	$413	—	$446
Amortization of acquired intangible assets	57	—	57
Provision for Share-based compensation	27	—	27
M&A and acquisition-related costs	2	—	2

Adjusted operating income	$500	—	$532

Reconciliation of Adj. Net Income and Adj. EPS from Net Income

	2017 Guidance
	Min (low)		Max (high)
Net income	$175	—	$196
Amortization of acquired intangible assets	57	—	57
Amortization of deferred financing costs	8	—	8
Provision for Share-based compensation	27	—	27
M&A and acquisition-related costs	2	—	2

Pre-tax total	269	—	290
Income tax expense on adjustments	(35)	—	(35)

Adjusted net income	$234	—	$255
Adjusted EPS - diluted	$2.76	—	$3.00

###

AT THE COMPANY:

Dave Pleiss

Investor Relations

West Corporation

(402) 963-1500

DMPleiss@west.com